Exhibit 99.1
WCA Signs Agreement to Acquire Landfill,
Transfer Station and Rail Haul Operation
Houston, December 15, 2009 — WCA Waste Corporation (Nasdaq GM: WCAA) announces it has signed a definitive agreement to purchase the subsidiaries and certain assets of Live Earth, LLC, including the Sunny Farms Landfill, Champion City Recovery Transfer Station and the related rail haul operation.
The Sunny Farms Landfill is a 457 acre site located near Fostoria, Ohio. The landfill is permitted to accept up to 5,000 tons per day of municipal solid waste and construction and demolition debris. The landfill is currently accepting approximately 3,200 tons per day on average. A major portion of the waste is delivered to the site by railroad from the east coast of the U.S.
Champion City Recovery transfer station is an 11 acre site located south of Boston, Massachusetts. The transfer station is permitted to accept 1,000 tons per day and is currently accepting and transporting approximately 600 tons per day by rail to the Sunny Farms Landfill.
The purchase price for the Live Earth subsidiaries and assets consists of $18.75 million of cash, 3,555,556 shares of WCA Waste Corporation common stock to be issued at closing and up to an additional 2,000,000 shares of common stock that will be issuable in the event that the acquired Live Earth businesses obtain certain EBITDA thresholds. If the Live Earth businesses achieve annual EBITDA totaling at least $6,250,000 for four consecutive quarters on or before December 31, 2012, approximately 1.56 million shares, will be issued. The balance of the 2,000,000 shares will be issued upon achieving annual EBITDA totaling at least $7 million for four consecutive quarters on or before December 31, 2012.
The closing of the transaction is subject to conditions, including, but not limited to, the approval of the Ohio Environmental Protection Agency and the approval of the stockholders of WCA Waste Corporation for the issuance of up to 5,555,556 shares of common stock as consideration.
Tom J. Fatjo, Jr., Chairman and CEO of WCA stated, “A major opportunity in the waste industry is the rail haul of waste from the East Coast. We are extremely excited about acquiring the Live Earth assets, since they will allow WCA to participate in the transportation of waste by rail and to further expand our existing footprint to the East Coast. As with our acquisition strategy in the past when we have entered new markets, we intend to target tuck-in acquisitions to add internalized waste streams to the Sunny Farms Landfill.”
RISK FACTORS AND CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
This press release and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. The forward-looking statements made herein are only made as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.
We are subject to a number of risks with respect to our acquisition activities generally, and the proposed acquisition of Live Earth in particular, including the following: a group that constitutes one of our largest stockholders is also a significant interest holder of Live Earth and that group will receive up to 2,272,778 additional shares of our common stock in the event the transaction is consummated which would give the group significant control over our company; the transaction is subject to regulatory approval and the approval of our stockholders, the receipt of which cannot be assured; the number of shares we would issue in the transaction will have a dilutive effect on our existing stockholders’ ownership percentage; we may be unsuccessful in efficiently integrating the combined operations of our company and the Live Earth businesses; due to the operating history of the Live Earth businesses, its historical financial information is limited and should be evaluated with caution; the inability to maintain continued rail access would adversely affect the acquired operations of Live Earth; our inability to expand the permitted area of the Sunny Farms Landfill in the future would have an adverse effect on the results of operations of the Sunny Farms Landfill; and we will be subject to other operational and transaction risks inherent acquisitions generally. Our results will be subject to a number of operational and other risks, including the following: general economic conditions may impact our business; we may not be successful in expanding the permitted capacity of our current or future landfills; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations.
We describe these and other risks in greater detail in the sections entitled “Risk Factors” and “—Cautionary Statement about Forward-Looking Statements” included in our Form 10-K for the year ended December 31, 2008 and in the section entitled “Risk Factors” in our preliminary proxy statement filed with the SEC on December 9, 2009, to which we refer you for additional information.
Additional Information and Where You Can Find It
In connection with its proposed acquisition of the subsidiaries and certain assets of Live Earth and the related stock issuance, WCA Waste Corporation has filed a preliminary proxy statement and will file other relevant documents concerning the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF WCA WASTE CORPORATION ARE STRONGLY URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT WCA WASTE CORPORATION, LIVE EARTH AND THE PROPOSED TRANSACTION. The preliminary proxy statement, definitive proxy statement (when it becomes available) and any other documents(when they become available) filed or to be filed by WCA Waste Corporation with the SEC may be obtained free of charge at the SEC’s web site at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by WCA Waste Corporation by going to WCA Waste Corporation’s Investor Relations page on its corporate website at http://ir.wcawaste.com. Investors and security holders should read the definitive proxy statement and the other relevant materials when they become available before making any voting or other decision with respect to the proposed transaction.
Participants in the Solicitation
     WCA Waste Corporation and its officers, directors and employees may be deemed to be participants in the solicitation of proxies from WCA Waste Corporation’s stockholders with respect to the proposed transaction. Information about WCA Waste Corporation’s executive officers and directors and their ownership of WCA Waste Corporation’s voting securities is set forth in the proxy statement for the WCA Waste Corporation 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2009. Information concerning these individuals’ interests in the proposed transaction has been included in the preliminary proxy statement filed with the SEC and will be included in WCA Waste Corporations’ definitive proxy statement relating to the proposed transaction when it becomes available.